UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2020
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware					001-06714	53-0182885
(State or other jurisdiction of incorporation)					(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street	,	Arlington	,	Virginia		22209
(Address of principal executive offices)						(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class B Common Stock, par value $1.00 per share	GHC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
The novel coronavirus (“COVID-19”) pandemic and measures to prevent its spread, such as travel restrictions, shelter in place orders and mandatory closures, are affecting the Company’s businesses in a number of ways, including the demand for its products and services. Much of Kaplan International’s educational offerings have historically been classroom-based; however, in March 2020, Kaplan shifted most of these programs online. Kaplan International’s businesses, including Kaplan International Languages, KI Pathways, Kaplan UK, Kaplan Australia, Kaplan Singapore and Mander Portman Woodward, are expected to continue to be materially adversely impacted by travel restrictions, school closures and declines in student applications. Most of Kaplan’s domestic Higher Education, Test Preparation and Professional programs have been predominantly operating online for many years; however, the pandemic is expected to continue to adversely impact demand at the Test Preparation and Professional businesses due partly to postponements of standardized test dates. At Graham Media Group, the postponement of the summer Olympics and overall reduced demand are negatively impacting advertising revenue. A temporary plant closure at Joyce-Dayton, reduced demand and interruptions in supply chains are disrupting the Company’s Manufacturing businesses. Clyde’s Restaurant Group (CRG) has temporarily closed all of its restaurants, but CRG maintains limited operations for delivery and pickup. The Company’s other businesses have also been adversely affected. The Company is closely monitoring the impact of the pandemic and related legislation, such as the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), on its employees, students, customers and operations.
The Company’s management is taking a variety of measures to reduce costs and capital expenditures. As previously reported, cash generated by operations is the Company’s primary source of liquidity, and the Company also maintains investments in a portfolio of marketable equity securities. The COVID-19 pandemic and measures to prevent its spread have reduced cash generated by operations and negatively impacted the global economy, which in turn has negatively impacted the value of the Company’s marketable equitable securities. The Company’s $300 million revolving credit facility is an additional potential source of liquidity. This facility was undrawn as of December 31, 2019 and remains undrawn as of the date of this Current Report on Form 8-K. In management’s opinion, the Company will have sufficient financial resources to meet its business requirements in the next twelve months, including working capital requirements, capital expenditures, interest payments and dividends.
The Company cannot predict the severity or duration of the pandemic, the extent to which the demand for the Company’s products and services will be adversely affected or the degree to which financial and operating results will be negatively impacted.
In light of the recent developments related to the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in its Form 10-K, filed on February 26, 2020, with the following risk factor:
The Company’s Business, Results of Operations and Cash Flows Will Be Adversely Impacted by the Effects of the COVID-19 Pandemic, the Significance of Which Will Depend on the Longevity and Severity of the Virus
The COVID-19 pandemic and measures taken to prevent its spread, such as travel restrictions, shelter in place orders and mandatory closures, have materially affected the Company’s businesses, including the demand for its products and services. Travel restrictions and school closures have impeded and will continue to impede the ability of students to travel to undertake overseas study as long as they remain in place, and have reduced student applications for programs offered by Kaplan International’s operations, including KI Languages, KI Pathways, Kaplan UK, Kaplan Australia, Kaplan Singapore and Mander Portman Woodward. Travel restrictions and decreased enrollments are expected to materially adversely affect Kaplan International and Kaplan’s revenues, operating results and cash flows. Manufacturing restrictions, including plant closures and disruptions in the Company’s supply chains, declines in demand for products and advertising, restaurant closures and other developments related to the COVID-19 pandemic have also adversely impacted the Company’s other businesses. The Company cannot predict the duration or scope of the COVID-19 pandemic, what actions will be taken by governmental authorities and other third parties in response to the pandemic or when operations will return to full service. The Company expects the COVID-19 pandemic and related developments to negatively impact its financial results and such impact is expected to be material to the Company’s financial results, operations and cash flows.
Forward Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this Current Report on Form 8-K, in the Company’s Annual Report on Form 10-K and in the Company’s 2019 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the duration and severity of the COVID-19 pandemic and its effects on the Company’s operations, financial results, liquidity and cash flows. Other forward-looking statements include comments about expectations related to acquisitions or dispositions or related business activities, including the TOSA, the Company’s business strategies and objectives, anticipated results of license renewal applications, the prospects for growth in the Company’s various business operations and the Company’s future financial performance. As with any projection or forecast, forward-looking statements are subject to various risks and uncertainties, including the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K, that could cause actual results or events to differ materially from those anticipated in such statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.

Exhibit Index

Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company
(Registrant)

Date: March 31, 2020	/s/ Wallace R. Cooney
Wallace R. Cooney, Chief Financial Officer (Principal Financial Officer)

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